Exhibit 99.2

CEDAR SHOPPING CENTERS, INC.

Supplemental Financial Information

March 31, 2005

(unaudited)

Cedar Shopping Centers, Inc.
44 South Bayles Avenue
Port Washington, NY 11050-3765
Tel: (516) 767-6492  Fax: (516) 767-6497
www.cedarshoppingcenters.com

Cedar Shopping Centers, Inc.
Supplemental Financial Information
March 31, 2005
(unaudited)

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Cedar Shopping Centers, Inc.
Supplemental Financial Information
March 31, 2005

(unaudited)

Disclosures

Forward Looking Statements

          Statements made or incorporated by reference in the Supplemental Financial Information include certain “forward-looking statements”. Forward-looking statements include, without limitation, statements containing the words “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, which express the Company’s belief, expectations, or intentions regarding future performance or future events or trends. While forward-looking statements reflect good faith beliefs, they are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements as a result of factors outside of the Company’s control. Certain factors that might cause such a difference include, but are not limited to, the following: real estate investment considerations, such as the effect of economic and other conditions in general and in the Companies’ market areas in particular; the financial viability of tenants; the continuing availability of shopping center acquisitions, and development and redevelopment opportunities, on favorable terms; the availability of equity and debt capital in the public and private markets; changes in interest rates; the fact that returns from development, redevelopment and acquisition activities may not be at expected levels; the Company’s potential inability to realize the level of proceeds from property sales as initially expected; inherent risks in ongoing development and redevelopment projects including, but not limited to, cost overruns resulting from weather delays, changes in the nature and scope of development and redevelopment efforts, and market factors involved in the pricing of material and labor; the need to renew leases or re-let space upon the expiration of current leases; and the financial flexibility to refinance debt obligations when due.

Basis of Presentation

          The information contained in the Supplemental Financial Information is unaudited and does not purport to disclose all items required by GAAP. The information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2004 and Form 10-Q for the quarter ended March 31, 2005.

          Cedar Shopping Centers Partnership, L.P. (the “OP”) is the entity through which the Company conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. As of March 31, 2005, the Company owned a 97.7% economic interest in, and is the sole general partner of, the OP. The limited partners’ interest in the OP is evidenced by Operating Partnership Units (“OP Units”), which are economically equivalent to shares of the Company’s common stock and convertible into shares of the Company’s common stock at the option of the holders on a one-for-one basis. With respect to its joint ventures, the Company has general partnership interests ranging from 20% to 50% and, since the Company is the sole general partner and exercises substantial operating control over these entities, such partnerships are included in the consolidated financial statements.

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Use of Funds From Operations (“FFO”) as a Non-GAAP Financial Measure

          The Company considers Funds From Operations (“FFO”) to be a relevant and meaningful supplemental measure of the Company’s performance because it is predicated on a cash flow analysis, contrasted with net income, a measure predicated on GAAP, which gives effect to non-cash items such as depreciation and amortization. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as income before allocation to minority interests (computed in accordance with GAAP), excluding gains or losses from debt restructurings and sales of properties, plus depreciation and amortization, and after preferred distribution requirements and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are computed to reflect FFO on the same basis. In computing FFO, the Company does not add back to net income the amortization of costs incurred in connection with its financing or hedging activities, or depreciation of non-real estate assets, but does add back to net income those items that are defined as “extraordinary” under GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to cash flow as a measure of liquidity. Since the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another. FFO is not necessarily indicative of cash available to fund ongoing cash needs.

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Cedar Shopping Centers, Inc.
Summary Financial Data
(unaudited)

	March 31, 2005	December 31, 2004

Equity market capitalization (end of period):
8-7/8% Series A Cumulative Redeemable Preferred Stock shares outstanding	2,350,000	2,350,000
Closing market price	$26.25	$26.39
Common shares outstanding	19,350,981	19,350,981
OP Units outstanding	454,469	454,469
Closing market price	$14.24	$14.30
Equity market capitalization	$343,717,000	$345,234,000
Pro rata share of outstanding debt	231,012,000	212,142,000

Total capitalization	$574,729,000	$557,376,000

Ratio of pro rata share of outstanding debt to total capitalization (a)	40.2%	38.1%

Ratio of pro rata share of outstanding debt to capitalization without Preferred Stock (a)	45.0%	42.8%

(a) The Company concluded the sales of 1,200,000 shares of its 8-7/8% Series A Cumulative Redeemable Preferred Stock and 2,990,000 shares of its common stock on April 4, 2005 and April 6, 2005, respectively. The aggregate net proceeds of approximately $70 million were used to repay amounts outstanding under the Company’s secured revolving credit facility. Based on the closing prices on April 6, 2005 of $26.30 and $13.94, respectively, these ratios would be 28.1% and 33.6%, respectively.

	Three months ended March 31,

	2005	2004

Total revenues	$16,527,000	$11,275,000
Net income applicable to common shareholders	$1,354,000	$1,343,000
Per common share	$0.07	$0.08
Dividends to common shareholders	$4,354,000	$2,633,000
Per common share	$0.225	$0.160
Average number of common shares outstanding	19,351,000	16,456,000
FFO	$4,870,000	$3,369,000
Per common share/OP unit	$0.25	$0.20
AFFO	$4,268,000	$2,867,000
Per common share/OP unit	$0.22	$0.17
Avg. no. of common shares/OP units outstanding	19,805,000	16,895,000

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Cedar Shopping Centers, Inc.
Summary Financial Data
(unaudited)
(continued)

	March 31, 2005	December 31, 2004

Real estate, net	518,656,000	505,325,000
Other assets	32,512,000	31,835,000

Total assets	$551,168,000	$537,160,000

Total debt	$267,373,000	$248,630,000
Other liabilities	32,197,000	34,239,000
Minority interests	11,979,000	11,995,000
Limited partners’ interest in OP	5,511,000	6,542,000
Shareholders’ equity	234,108,000	235,754,000

Total liabilities and equity	$551,168,000	$537,160,000

Fixed-rate mortgages	$160,942,000	$161,475,000
Variable-rate mortgages	18,931,000	18,955,000

Total mortgages	179,873,000	180,430,000
Secured revolving credit facility	87,500,000	68,200,000

Total debt	$267,373,000	$248,630,000

Pro rata share of total debt	$231,012,000	$212,142,000

Weighted average interest rates:
Fixed-rate mortgages	6.5%	6.5%
Variable-rate mortgages	5.1%	4.7%
Total mortgages	6.4%	6.3%
Secured variable rate revolving credit facility	4.4%	3.9%
Total debt	5.7%	5.7%

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CEDAR SHOPPING CENTERS, INC.
Consolidated Balance Sheets Information
(unaudited)

	March 31, 2005			December 31, 2004

	Total	Joint venture properties	Wholly-owned properties	Total	Joint venture properties	Wholly-owned properties

Assets:
Real estate:
Land	$98,922,000	$14,408,000	$84,514,000	$97,617,000	$14,409,000	$83,208,000
Buildings and improvements	439,161,000	54,034,000	385,127,000	423,735,000	54,083,000	369,652,000

	538,083,000	68,442,000	469,641,000	521,352,000	68,492,000	452,860,000
Less accumulated depreciation	(19,427,000)	(3,423,000)	(16,004,000)	(16,027,000)	(3,055,000)	(12,972,000)

Real estate, net	518,656,000	65,019,000	453,637,000	505,325,000	65,437,000	439,888,000
Cash and cash equivalents	5,975,000	—	5,975,000	8,457,000	—	8,457,000
Cash at joint ventures	1,300,000	1,300,000	—	1,193,000	1,193,000	—
Construction / improvement and other escrows	5,420,000	1,027,000	4,393,000	5,912,000	1,408,000	4,504,000
Receivables:
Rents and other, net	2,582,000	259,000	2,323,000	1,929,000	216,000	1,713,000
Straight-line rents	3,048,000	715,000	2,333,000	2,554,000	668,000	1,886,000
Other assets	3,781,000	517,000	3,264,000	2,379,000	271,000	2,108,000
Deferred charges, net:
Leasing costs	6,391,000	301,000	6,090,000	6,163,000	226,000	5,937,000
Financing costs	3,258,000	645,000	2,613,000	2,994,000	675,000	2,319,000
Other	757,000	—	757,000	254,000	—	254,000

Total assets	$551,168,000	$69,783,000	$481,385,000	$537,160,000	$70,094,000	$467,066,000

Liabilities and shareholders’ equity:
Mortgage loans payable	$179,873,000	$50,046,000	$129,827,000	$180,430,000	$50,224,000	$130,206,000
Secured revolving credit facility	87,500,000	—	87,500,000	68,200,000	—	68,200,000
Accounts payable and accrued expenses	3,795,000	275,000	3,520,000	5,549,000	464,000	5,085,000
Tenant advance payments and security deposits	3,524,000	378,000	3,146,000	3,463,000	533,000	2,930,000
Unamortized intangible lease liabilities	24,878,000	1,149,000	23,729,000	25,227,000	1,185,000	24,042,000

Total liabilities	299,570,000	51,848,000	247,722,000	282,869,000	52,406,000	230,463,000

Minority interests	11,979,000	11,979,000	—	11,995,000	11,995,000	—
Limited partners’ interest in consolidated OP	5,511,000	137,000	5,374,000	6,542,000	154,000	6,388,000
Equity (a)	234,108,000	5,819,000	228,289,000	235,754,000	5,539,000	230,215,000

Total liabilities and equity	$551,168,000	$69,783,000	$481,385,000	$537,160,000	$70,094,000	$467,066,000

(a)	Equity includes net receivable/payable balances, on open account, between joint venture and wholly-owned properties.

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CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Income Information
(unaudited)

	Three months ended March 31, 2005			Three months ended March 31, 2004

	Total	Joint venture	Wholly-owned	Total	Joint venture	Wholly-owned

Revenues:
Rents:
Base rents	$11,203,000	$1,841,000	$9,362,000	$8,007,000	$1,736,000	$6,271,000
Percentage rents	247,000	4,000	243,000	117,000	16,000	101,000
Straight-line rents	492,000	47,000	445,000	260,000	77,000	183,000
Amortization of intangible lease liabilities	907,000	36,000	871,000	425,000	41,000	384,000

	12,849,000	1,928,000	10,921,000	8,809,000	1,870,000	6,939,000
Expense recoveries	3,673,000	457,000	3,216,000	2,360,000	395,000	1,965,000
Interest and other	5,000	3,000	2,000	106,000	3,000	103,000

Total revenues	16,527,000	2,388,000	14,139,000	11,275,000	2,268,000	9,007,000

Expenses:
Operating, maintenance and management	4,027,000	419,000	3,608,000	2,740,000	394,000	2,346,000
Real estate and other property- related taxes	1,475,000	220,000	1,255,000	1,100,000	217,000	883,000
General and administrative	969,000	—	969,000	642,000	—	642,000
Depreciation and amortization	3,949,000	417,000	3,532,000	2,722,000	371,000	2,351,000
Interest	3,137,000	982,000	2,155,000	2,524,000	1,064,000	1,460,000

Total expenses	13,557,000	2,038,000	11,519,000	9,728,000	2,046,000	7,682,000

Income before minority and limited partners’ interests	2,970,000	350,000	2,620,000	1,547,000	222,000	1,325,000
Minority interests	(290,000)	(290,000)	—	(168,000)	(168,000)	—
Limited partners’ interest	(62,000)	(1,000)	(61,000)	(36,000)	(1,000)	(35,000)

Net income	2,618,000	59,000	2,559,000	1,343,000	53,000	1,290,000
Preferred distribution requirements	(1,264,000)	—	(1,264,000)	—	—	—

Net income applicable to common shareholders	$1,354,000	$59,000	$1,295,000	$1,343,000	$53,000	$1,290,000

Per common share	$0.07	$—	$0.07	$0.08	$—	$0.08

Average number of common shares outstanding	19,351,000	19,351,000	19,351,000	16,456,000	16,456,000	16,456,000

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CEDAR SHOPPING CENTERS, INC.
Reconciliation of Net Income (Loss) to
Funds From Operations (“FFO”) and
Adjusted Funds From Operations (“AFFO”)
(unaudited)

	Three months ended March 31,

	2005	2004

Net income (1)	$2,618,000	$1,343,000
Add (deduct):
Depreciation and amortization	3,730,000	2,192,000
Limited partners’ interest	62,000	36,000
Preferred distribution requirements	(1,294,000)	—
Minority interests	290,000	168,000
Minority interests’ share of FFO	(536,000)	(370,000)

FFO	4,870,000	3,369,000
Add (deduct):
Straight-line rents	(492,000)	(260,000)
Minority interests’ share of straight-line rents	34,000	57,000
Provision for tenant improvements and capital expenditures (2)	(523,000)	(375,000)
Minority interests’ share of provision for tenant improvements and capital expenditures (2)	76,000	76,000
Pre-occupancy rents received in connection with the Camp Hill redevelopment project	303,000	—

AFFO	$4,268,000	$2,867,000

FFO per common share/unit outstanding	$0.25	$0.20
AFFO per common share/unit outstanding	$0.22	$0.17

Average common shares/OP units outstanding (3)	19,805,000	16,895,000

(1) Net income includes income from amortization of intangible lease liabilities of $907,000 and $425,000, respectively. The minority interests’ share of such amortization was $27,000 and $31,000, respectively. Net income also includes a charge for the ineffective portion of the change in the fair value of the Company’s derivative financial instruments of $0 and $280,000, respectively. Minority interests did not share in such charge.

(2) The provision for tenant improvements and capital expenditures is calculated at the rate of $0.55 per sq. ft. per annum on the respective properties, excluding development/redevelopment properties.

(3) Assumes conversion of OP Units.

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CEDAR SHOPPING CENTERS, INC.
Property Summary
As of March 31, 2005

Property	Year acquired	Percent owned (2)	Gross leasable area “GLA”	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased SF	Major tenants [>=20,000 SF of GLA]

								Name	SF	Lease expiration

STABILIZED PROPERTIES (1):
The Point Shopping Center	2000	100%	255,447	1972/2001	20	100%	$10.01	Giant Foods	55,000	07/31/2021
Harrisburg, PA								Burlington Coat Factory	76,665	01/31/2011
								Staples	24,000	08/31/2013
								A.C. Moore	20,000	07/31/2008
Academy Plaza	2001	100%	152,878	1965/1998	34	100%	11.24	Acme Markets	50,918	09/31/2018
Philadelphia, PA								Raising Horizons Charter School	20,092	08/31/2005
Port Richmond Village	2001	100%	154,908	1988	30	99%	12.02	Thriftway	40,000	10/31/2008
Philadelphia, PA								Pep Boys	20,615	01/31/2009
Washington Center Shoppes	2001	100%	153,260	1979/1995	29	99%	7.39	Acme Markets	66,046	12/02/2020
Washington Township, NJ								Powerhouse Gym	20,742	12/31/2012
Red Lion	2002	20%	224,269	1970/2000	17	87%	12.22	Best Buy Stores	46,000	01/31/2014
Philadelphia, PA								Sports Authority	43,825	08/15/2005
								Staples	23,942	07/31/2015
Loyal Plaza	2002	25%	293,931	1969/2000	26	100%	7.31	K-Mart	102,558	08/31/2006
Williamsport, PA								Giant Foods	66,935	10/31/2019
								Staples	20,661	11/30/2014
LA Fitness Facility	2002	50%	41,000	2003	1	100%	18.09	LA Fitness	41,000	12/31/2018
Fort Washington, PA
Fairview Plaza	2003	30%	69,579	1992	5	97%	11.40	Giant Foods	59,237	02/28/2017
New Cumberland, PA
Halifax Plaza	2003	30%	54,150	1994	9	100%	10.27	Giant Foods	32,000	10/11/2019
Halifax, PA
Newport Plaza	2003	30%	66,789	1996	9	100%	10.08	Giant Foods	43,400	05/31/2021
Newport, PA
Pine Grove Plaza	2003	100%	79,306	2001/2002	15	97%	10.47	Peebles	24,963	01/31/2022
Pemberton Township, NJ

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CEDAR SHOPPING CENTERS, INC.
Property Summary
As of March 31, 2005
(continued)

Property	Year acquired	Percent owned (2)	Gross leasable area “GLA”	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased SF	Major tenants [>=20,000 SF of GLA]

								Name	SF	Lease expiration

Swede Square	2003	100%	98,792	1980/2004	16	88%	13.13	LA Fitness	37,200	06/30/2016
East Norriton, PA
Valley Plaza	2003	100%	191,189	1975/1994	7	100%	4.33	K-Mart	95,810	09/30/2009
Hagerstown, MD								Ollie’s	41,888	03/31/2011
								Tractor Supply	32,095	05/31/2010
Wal-Mart Center	2003	100%	155,842	1972/2000	8	95%	5.32	Wal-Mart	95,482	01/31/2020
Southington, CT								Namco	20,000	01/31/2011
South Philadelphia	2003	100%	283,486	1950/2003	26	97%	12.87	Shop Rite	54,388	09/30/2018
Philadelphia, PA								Bally’s Total Fitness	31,000	05/31/2017
								Ross Stores	31,349	01/31/2013
								National Wholesale Liquidators	26,000	01/31/2016
								Modell’s	20,000	01/31/2018
								Strauss Discount Auto	20,000	11/30/2013
River View Plaza I, II and III	2003	100%	244,225	1991/1998	21	85%	18.36	United Artists	77,700	12/31/2018
Philadelphia, PA								Pep Boys	22,000	09/30/2014
Columbus Crossing	2003	100%	142,166	2001	9	100%	15.22	Super Fresh Supermarket	61,506	09/30/2020
Philadelphia, PA								Old Navy	25,000	09/30/2008
								A.C. Moore	22,000	09/30/2011
Sunset Crossing	2003	100%	74,142	2002	6	96%	14.42	Giant Foods	54,332	06/30/2022
Dickson City, PA
The Commons	2004	100%	175,121	2000 - 2003	21	98%	10.03	Elder-Beerman Stores	54,500	01/31/2017
DuBois, PA								Shop ‘n Save	52,654	10/07/2015
Townfair Center	2004	100%	203,531	1995 - 2002	11	97%	7.68	Lowe’s Home Centers	95,173	12/31/2015
White Township, PA								Shop ‘n Save	50,000	02/08/2012
Lake Raystown Plaza	2004	100%	84,292	1995	9	100%	8.58	Giant Foods	39,244	07/31/2015
Huntingdon, PA

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CEDAR SHOPPING CENTERS, INC.
Property Summary
As of March 31, 2005
(continued)

Property	Year acquired	Percent owned (2)	Gross leasable area “GLA”		Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased SF	Major tenants [>=20,000 SF of GLA]

									Name	SF	Lease expiration

Franklin Village Plaza	2004	100%	303,772	(3)	1987/1989	63	96%	17.90	Stop & Shop (3)	75,000	10/31/2025
Franklin, MA									Marshalls	26,890	01/31/2009
The Brickyard	2004	100%	274,553		1989 - 1990	5	98%	8.13	Sam’s Club	109,755	10/31/2010
Berlin, CT									The Home Depot	103,003	10/31/2010
									Syms	38,000	03/31/2010
Kenley Village	2005	100%	51,894		1988	11	100%	7.57	Food Lion	29,000	02/11/2009
Hagerstown, MD
St. James Square	2005	100%	39,903		2000	4	93%	10.98	Food Lion	33,000	11/14/2020
Hagerstown, MD

			3,868,425			412	97%	10.98

DEVELOPMENT/REDEVELOPMENT PROPERTIES:
Camp Hill	2002	100%	419,042		1958/2004	24	72%	8.12	Boscov’s	167,597	09/30/2010
Camp Hill, PA									Giant Foods	42,070	01/31/2011
									Barnes & Noble	24,908	01/31/2011
Golden Triangle	2003	100%	191,581		1960/2004	16	86%	10.33	LA Fitness	44,796	04/30/2020
Lancaster, PA									Marshalls	30,000	05/31/2010
									Staples	24,060	05/31/2012
									Artesian Outlet	22,000	04/30/2009
Carbondale Plaza	2004	100%	129,915		1972	8	61%	5.23	Weis Markets	52,720	02/29/2016
Carbondale, PA
Huntingdon Plaza	2004	100%	151,277		1972 - 2003	13	50%	6.52	Peebles	22,060	01/31/2018
Huntingdon, PA
Hamburg Commons	2004	100%	97,633		1988 - 1993	6	14%	9.64
Hamburg, PA
Meadows Marketplace	2004	100%	91,250		1972 - 2003	N/A	—	N/A	Giant Foods (4)	65,000	09/30/2025
South Hanover Township, PA

			1,080,698			67	59%	8.17

TOTAL PORTFOLIO			4,949,123			479	88%	$10.52

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CEDAR SHOPPING CENTERS, INC.
Property Summary
As of March
31, 2005
(continued)

(1)	“Stabilized properties” are those properties, with no development/redevelopment activities, having an occupancy rate of at least 80%.
(2)
Other than the partnership owning the Red Lion property, the terms of the several joint venture agreements provide, among other things, that the minority interest partners receive certain preferential returns on their investments prior to any distributions to the Company.

(3)
Stop & Shop is presently constructing an addition to its existing 55,000 sq. ft. store which will increase the size to 75,000 sq. ft. Upon completion, which is estimated to be November 1, 2005, the extended lease term will run for 20 years from that date. The total GLA for the shopping center includes approximately 15,000 sq. ft. which will result from the Stop & Shop expansion.

(4)
Giant Foods has signed a 20-year lease for a 65,000 sq. ft. store at Meadows Marketplace. Development activities have commenced, are expected to cost approximately $10 million (including the cost of the land), and are projected to be competed in October 2005. At present, it is anticipated that this property will contain a total of approximately 91,000 sq. ft. of GLA.

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CEDAR SHOPPING CENTERS, INC.
Debt Summary
As of March 31, 2005
(unaudited)

Property		Percent Owned	Maturity Date		Int. rate Mar 31, 2005	Balances		Pro rata share

						Mar 31 2005	Dec 31 2004	Mar 31 2005	Dec 31 2004

Fixed-rate mortgages:
The Point		100.0%	Sep 2012		7.63%	$19,182,000	$19,264,000	$19,182,000	$19,264,000
Academy Plaza		100.0%	Mar 2013		7.28%	10,238,000	10,278,000	10,238,000	10,278,000
Port Richmond Village		100.0%	Apr 2008		7.17%	11,091,000	11,135,000	11,091,000	11,135,000
Washington Center Shoppes		100.0%	Nov 2007		7.53%	5,727,000	5,749,000	5,727,000	5,749,000
Red Lion		20.0%	Feb 2010		8.86%	16,418,000	16,459,000	3,284,000	3,292,000
Loyal Plaza		25.0%	Jun 2011		7.18%	13,490,000	13,532,000	3,373,000	3,383,000
Fairview Plaza		30.0%	Feb 2013		5.71%	5,920,000	5,941,000	1,776,000	1,782,000
Halifax Plaza		30.0%	Feb 2010		6.83%	4,077,000	4,100,000	1,223,000	1,230,000
Newport Plaza		30.0%	Feb 2010		6.83%	3,773,000	3,792,000	1,132,000	1,138,000
Newport Plaza		30.0%	Feb 2010		6.83%	1,437,000	1,445,000	431,000	433,000
Pine Grove Plaza		100.0%	Apr 2010		6.24%	5,700,000	5,738,000	5,700,000	5,738,000
Pine Grove Plaza		100.0%	Mar 2006		8.50%	388,000	388,000	388,000	388,000
Golden Triangle		100.0%	Apr 2008		6.00%	9,898,000	9,987,000	9,898,000	9,987,000
Townfair Center		100.0%	Mar 2008		6.00%	10,103,000	10,167,000	10,103,000	10,167,000
Franklin Village Plaza		100.0%	Nov 2011		4.81%	43,500,000	43,500,000	43,500,000	43,500,000

Total fixed-rate debt			5.6 years		6.53%	160,942,000	161,475,000	127,046,000	127,464,000

			[wtd-avg maturity	]	[wtd-avg rate]
Variable-rate mortgages:
LA Fitness Facility		50.0%	Dec 2007		6.25%	4,931,000	4,955,000	2,466,000	2,478,000
Camp Hill	(a)	100.0%	Apr 2008		4.70%	14,000,000	14,000,000	14,000,000	14,000,000

Total variable rate mortgages			2.9 years		5.10%	18,931,000	18,955,000	16,466,000	16,478,000

			[wtd-avg maturity	]	[wtd-avg rate]

Total mortgages			5.3 years		6.38%	179,873,000	180,430,000	143,512,000	143,942,000

			[wtd-avg maturity	]	[wtd-avg rate]
Secured revolving credit facility	(b)	100.0%	Jan 2007		4.35%	87,500,000	68,200,000	87,500,000	68,200,000

Secured revolving credit facility			1.8 years		4.35%	87,500,000	68,200,000	87,500,000	68,200,000

			[wtd-avg maturity	]	[wtd-avg rate]

Total debt			4.2 years		5.72%	$267,373,000	$248,630,000	$231,012,000	$212,142,000

			[wtd-avg maturity	]	[wtd-avg rate]

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CEDAR SHOPPING CENTERS, INC.
Debt Summary
As of March 31, 2005
(unaudited)
(continued)

Maturity schedule by year	Mortgage debt		Secured revolving credit facility (b)	Total

	Scheduled amortization	Balloon payments

2005	$1,604,000	$—		$1,604,000
2006	2,236,000	431,000		2,667,000
2007	2,389,000	10,225,000	$87,500,000	100,114,000
2008	1,648,000	42,644,000		44,292,000
2009	1,542,000	—		1,542,000
2010	1,118,000	28,833,000		29,951,000
2011	992,000	55,786,000		56,778,000
2012	759,000	15,901,000		16,660,000
2013	54,000	13,711,000		13,765,000

	$12,342,000	$167,531,000	$87,500,000	$267,373,000

(a) Reflects the new construction loan facility, concluded on April 12, 2005, for the renovation of the retail facilities and construction of additional buildings at Camp Hill. The $49.5 million aggregate facility includes $14.0 million representing the original acquisition loan from the same lender, which has been amended to conform to the terms of the new facility, and up to $35.5 million for reconfiguration and renovation of in-line retail space, and construction of new space. The facility is for a three-year period; draws thereunder will bear interest at LIBOR plus 185 basis points.

(b) The Company has the option to extend the facility for one year beyond the scheduled maturity date of January 2007.

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CEDAR SHOPPING CENTERS, INC
Consolidated Joint Ventures Information
(unaudited)

Property	Partners’ percent	As of March 31, 2005

		Real estate, net	Mortgage loans payable	Other assets liabilities, net	Equity (a)

					Partners	Cedar (b) (c)	Total

Loyal Plaza	75%	$19,574,773	$(13,490,199)	$1,090,550	$4,633,808	$2,541,316	$7,175,124
Red Lion	80%	18,785,769	(16,417,681)	1,700,443	2,691,514	1,377,017	4,068,531
Fairview Plaza (d)	70%	8,825,515	(5,919,674)	(343,251)	1,562,161	1,000,429	2,562,590
Halifax Plaza (d)	70%	5,541,420	(4,077,500)	(14,390)	1,160,416	289,114	1,449,530
Newport Plaza (d)	70%	6,470,419	(5,209,284)	194,155	1,051,165	404,125	1,455,290
LA Fitness Facility	50%	5,821,521	(4,931,344)	335,101	879,754	345,524	1,225,278

		$65,019,417	$(50,045,682)	$2,962,608	$11,978,818	$5,957,525	$17,936,343

Property	Partners’ percent	For the three months ended March 31, 2005

		Property-level operations						Share of property net income

		Revenues	Operating expenses	Depreciation/ amortization	Interest	Total expenses	Net income	Partners

								Regular	Preference	Cedar (b)

Loyal Plaza	75%	$734,391	$213,135	$139,959	$268,172	$621,266	$113,125	$84,844	$28,281	$—
Red Lion	80%	803,010	264,701	129,980	364,991	759,672	43,338	34,670	—	8,668
Fairview Plaza (d)	70%	236,707	40,941	47,383	84,618	172,942	63,765)
							)
Halifax Plaza (d)	70%	192,637	43,258	31,490	70,416	145,164	47,473)	104,532	8,960	35,839
							)
Newport Plaza (d)	70%	236,147	72,972	36,009	89,073	198,054	38,093)
LA Fitness Facility	50%	185,400	3,708	32,304	104,763	140,775	44,625	22,313	6,427	15,886

		$2,388,292	$638,715	$417,125	$982,033	$2,037,873	$350,419	$246,358	$43,668	$60,393

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CEDAR SHOPPING CENTERS, INC
Consolidated Joint Ventures Information
(unaudited)
(continued)

Property	Partners’ percent	Cedar		Share of FFO

				Partners	Cedar (b)	Total

Loyal Plaza	75%	25%		$183,338	$62,145	$245,483
Red Lion	80%	20%		121,084	30,271	151,355
Fairview Plaza (d)	70%	30	% )
			)
Halifax Plaza (d)	70%	30	% )	183,058	76,609	259,667
			)
Newport Plaza (d)	70%	30	% )
LA Fitness Facility	50%	50%		48,372	26,772	75,144

				$535,852	$195,797	$731,649

(a) The Partners/Cedar shares of equity, as presented, differ from amounts calculated using the stated ownership percentages because of (1) non-proportionate initial investments (per the respective joint venture agreements), and (2) the cumulative effect of preference returns to joint venture partners.

(b) Includes limited partners’ share.

(c) Equity includes net receivable/payable balances, on open account, between joint venture and wholly-owned entities.

(d) As each of these three properties is under an umbrella partnership, any shortfall in required preference payments by any one of the properties will be offset by excess cash flow from any of the other properties.

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CEDAR SHOPPING CENTERS, INC.
Tenant Concentration Schedule
As of March 31, 2005
(unaudited)

Tenant	Number of stores	Sq ft	Percentage Sq ft	Annualized base rents	Annualized base rents per sq ft	Percentage Annualized base rents

Giant Foods/Stop & Shop	9	467,218	9.44%	$4,977,671	$10.65	10.83%
LA Fitness	3	122,996	2.49%	1,743,072	14.17	3.79%
Staples	5	110,663	2.24%	1,419,992	12.83	3.09%
United Artists Theatre Group	1	77,700	1.57%	1,328,950	17.10	2.89%
Wal-Mart/Sam’s Club	2	205,237	4.15%	1,255,618	6.12	2.73%
Shop ‘n Save	2	102,654	2.07%	854,151	8.32	1.86%
Boscov’s	1	167,597	3.39%	742,071	4.43	1.61%
Home Depot	1	103,003	2.08%	669,520	6.50	1.46%
Super Fresh Super Markets	1	61,506	1.24%	650,000	10.57	1.41%
Best Buy	1	46,000	0.93%	619,083	13.46	1.35%

Sub-total top ten tenants	26	1,464,574	29.59%	14,260,128	9.74	31.02%
Remaining tenants	453	2,904,153	58.68%	31,714,062	10.92	68.98%

Sub-total all tenants	479	4,368,727	88.27%	45,974,190	10.52	100.00%
Vacant (a)	N/A	580,396	11.73%	N/A	N/A	N/A

Total (including vacant)	479	4,949,123	100.00%	$45,974,190	$9.29	N/A

(a) Includes locations presently undergoing development and/or redevelopment activities.

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CEDAR SHOPPING CENTERS, INC.
Lease Expiration Schedule
As of March 31, 2005
(unaudited)

Number of tenants	Sq ft	Percentage of total sq ft	Year leases expire	Annualized expiring base rents	Annualized expiring per sq ft	Percentage Annualized expiring base rents

10	39,581	0.80%	M-T-M	$510,534	$12.90	1.11%
52	207,040	4.18%	2005	2,939,606	14.20	6.39%
76	343,939	6.95%	2006	4,126,063	12.00	8.97%
70	257,946	5.21%	2007	3,514,519	13.63	7.64%
65	331,378	6.70%	2008	4,616,845	13.93	10.04%
66	395,996	8.00%	2009	3,695,382	9.33	8.04%
23	552,608	11.17%	2010	4,049,954	7.33	8.81%
20	307,169	6.21%	2011	2,615,937	8.52	5.69%
22	206,248	4.17%	2012	2,166,175	10.50	4.71%
15	124,287	2.51%	2013	1,438,628	11.58	3.13%
20	151,711	3.07%	2014	1,980,543	13.05	4.31%
8	229,774	4.64%	2015	1,966,064	8.56	4.28%
4	125,924	2.54%	2016	943,548	7.49	2.05%
3	144,737	2.92%	2017	1,452,867	10.04	3.16%
6	266,066	5.38%	2018	3,410,374	12.82	7.42%
4	113,493	2.29%	2019	1,018,169	8.97	2.21%
5	300,830	6.08%	2020	2,023,029	6.72	4.40%
5	107,005	2.16%	2021	1,441,367	13.47	3.14%
3	82,995	1.68%	2022	1,046,586	12.61	2.28%
1	5,000	0.10%	2024	68,000	13.60	0.15%
1	75,000	1.52%	2025	950,000	12.67	2.07%

479	4,368,727	88.27%		45,974,190	10.52	100.00%
N/A	580,396	11.73%	Vacant (a)	N/A	N/A	N/A

479	4,949,123	100.00%	Total portfolio	$45,974,190	$9.29	N/A

(a) Includes locations presently undergoing development and/or redevelopment activities.